UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  September 30, 2025

HANMI FINANCIAL CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	000-30421	95-4788120
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

900 Wilshire Boulevard, Suite 1250

Los Angeles, CA 90017

(Address of Principal Executive Offices) (Zip Code)

(213) 382-2200

(Registrant's telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	HAFC	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company,indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On September 30, 2025, Hanmi Financial Corporation (the “Company”), and its wholly-owned subsidiary, Hanmi Bank (the “Bank”), announced that Daniel J. Medici has been appointed to the Board of Directors of the Company and the Bank, effective October 1, 2025.

Mr. Medici worked for the Office of the Comptroller for over 36 years in numerous capacities with an emphasis on bank information technology until his retirement in February 2025. Prior to his retirement, Mr. Medici served as the Senior Bank Information Technology Lead Expert Risk Specialist since May 2020. Mr. Medici earned a B.A. degree in Business Administration, Finance from California State University, Fullerton and an M.S. degree in Management Science/Statistics from California State University, Fullerton.

Mr. Medici was appointed to the Risk, Compliance and Planning and Audit Committees of the Company, as well as the Loan and Credit Policy Committee of the Bank.

There are no arrangements or understandings between Mr. Medici and any other persons pursuant to which he was selected as a director.  There are no family relationships between Mr. Medici and any director, executive officer or any person nominated or chosen by the Company to become a director or executive officer.  No information is required to be disclosed with respect to Mr. Medici pursuant to Item 404(a) of Regulation S-K.

A copy of the press release dated September 30, 2025, announcing the appointment of Mr. Medici as a director is attached as Exhibit 99.1.

Item 9.01. Financial Statements and Exhibits.

Exhibit No.	Description

99.1	Press release issued by Hanmi Financial dated September 30, 2025
104	The cover page from the Company’s Form 8-K, formatted in Inline XBRL.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HANMI FINANCIAL CORPORATION

Date: September 30, 2025	By:	/s/ Bonita I. Lee
Bonita I. Lee
Chief Executive Officer